                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 3, 1996



                         CB COMMERCIAL HOLDINGS, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      DELAWARE                0-18525                     52-1616016
   ---------------       -----------------             -----------------
(STATE OR OTHER          (COMMISSION FILE                (IRS EMPLOYER
JURISDICTION OF          NUMBER)                       IDENTIFICATION NO.)
INCORPORATION)



          533 SOUTH FREMONT AVENUE - LOS ANGELES, CALIFORNIA       90071
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (213) 613-3123
                                                   -----------------



              N/A
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     The following are furnished as exhibits to this report:

     10.1* Stock Purchase Agreement dated as of June 27, 1996 among CB Commercial Real Estate Group, Inc. and CB Commercial Mortgage Company, Inc., on the one hand, and Lawrence J. Melody and John
               M. Bradley, on the other hand.

     10.2* Stock Purchase Agreement dated as of June 27, 1996 among CB Commercial Real Estate Group, Inc. and CB Commercial Mortgage Company, Inc., on the one hand, and Lawrence J. Melody, on the other hand.

     23*       Consent of Arthur Andersen LLP

     99.1* Financial statements for L.J. Melody & Company for the year ended December 31, 1995, together with the report of Arthur
               Andersen LLP with respect thereto.

     99.2* Financial statements for L.J. Melody & Company of California for the year ended December 31, 1995, together with the report of Arthur Andersen LLP with respect thereto.

     99.3 Financial statements for L.J. Melody & Company for the six months ended June 30, 1996 and 1995.

     99.4 Financial statements for L.J. Melody & Company of California for the six months ended June 30, 1996 and 1995.

     99.5 Pro forma combined balance sheet as of June 30, 1996 and statements of operations for the year ended December 31, 1995 and the six months ended June 30, 1996.

     ______________________________
     * Previously filed
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                              CB COMMERCIAL HOLDINGS, INC.



Date:  September 13, 1996           By:   /s/ WALTER V. STAFFORD
                                       ---------------------------
                                    Walter V. Stafford
                                    Senior Executive Vice President